SECOND  AMENDMENT  dated as of  April  28,  2003  (this
                    "AMENDMENT") to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") dated as of June 12, 2002, among KANSAS CITY SOUTHERN ("HOLDINGS"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("the BORROWER"), the LENDERS party thereto and JPMORGAN CHASE BANK, as administrative agent, collateral agent, issuing bank and swingline lender (the "AGENT").

          A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B.  The  Borrower  has  requested   that  the  Lenders  amend  certain
provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

          Accordingly,   in  consideration  of  the  mutual   agreements  herein
contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

          (a) The following new definitions are inserted in their proper alphabetical positions in Section 1.01:

          'GRUPO PARENT' means a wholly owned subsidiary of Holdings that is not a Foreign Subsidiary and that will at all times after the completion of the Grupo TFM Acquisition, individually or together with other Loan Parties that are wholly owned Subsidiaries of Holdings, be the record and beneficial owner of all Equity Interests in Grupo TFM owned directly or indirectly by Holdings (except that up to 25% of the Equity Interests in Grupo TFM may be owned by TFM, S.A. de C.V., so long as Grupo TFM owns at least 80% of the issued and outstanding Equity Interests in TFM, S.A. de C.V.).

          'GRUPO TFM ACQUISITION' means the acquisition by Holdings, directly or indirectly, from Grupo TMM of all the Equity Interests owned, directly or indirectly, by Grupo TMM in Grupo TFM pursuant to a transaction or series of transactions that result in Grupo Parent or another Loan Party that is a wholly owned subsidiary of Holdings owning directly all the Equity Interests in Grupo TFM that are owned, directly or indirectly by Holdings (except that up to 25% of the Equity Interests in Grupo TFM may be owned by TFM, S.A. de C.V., so long as Grupo TFM owns at least 80% of the issued and outstanding Equity Interests in TFM, S.A. de C.V.).

          'GRUPO TMM' means Grupo TMM, S.A., a Mexican corporation.

          'KARA SUB' means Kara Sub, Inc., a Delaware corporation.

          'MEXRAIL' means Mexrail, Inc., a Delaware corporation."

          (b) The text of clause (a) of the definition of "Applicable Rate" is amended to read in its entirety as follows (and the provisos at the end of such clause are deleted):

"with respect to any Tranche B Term Loan, (i) 2.50% per annum in the case of a Eurodollar Loan and (ii) 1.50% per annum in the case of an ABR Loan"

          (c) Clause (c) of the definition of "Prepayment Event" is amended by replacing the word "and" immediately before clause (iii) thereof with a comma and inserting the following immediately before the semicolon at the end of such clause:

          "and (iv) issuances by Holdings of preferred Equity Interests to the extent (A) any such preferred Equity Interests do not require redemptions or repurchases prior to the Tranche B Maturity Date and (B) the net proceeds of such issuances of preferred Equity Interests are used to pay the cash portion of the consideration payable by Holdings as part of the Grupo TFM Acquisition"

          (d) (i) The definition of "subsidiary" is amended by the insertion at the end thereof of the following sentence: "References in the definitions of "Capital Expenditures", "Consolidated EBITDA", "Consolidated Interest Expense", "Consolidated Net Worth", "Excess Cash Flow" and "Total Indebtedness" to any "subsidiary" or "subsidiaries" of the Borrower shall not under any circumstances include Mexrail, Grupo TFM or any subsidiary of Mexrail or Grupo TFM."

          (ii) The definition of "Subsidiary" is amended by the insertion at the end thereof of the following sentence. "For purposes of Articles V, VI and VII, "Subsidiary" shall not include Mexrail, Grupo TFM or any subsidiary of Mexrail or Grupo TFM."

          (iii) The definition of "Subsidiary Loan Party" is amended by the insertion, immediately after "Mid-South Microwave, Inc.", of ", Grupo Parent, Kara Sub, Mexrail (PROVIDED that Mexrail shall only be a Subsidiary Loan Party on and after the date of the Investment contemplated by Section 6.08(m)),".

          (e) The definitions of "Capital Expenditures", "Consolidated EBITDA", "Consolidated Interest Expense", "Consolidated Net Worth", "Excess Cash Flow" and "Total Indebtedness" are amended to read as follows:

          "'CAPITAL EXPENDITURES' means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated subsidiaries during such period.

          'CONSOLIDATED INTEREST EXPENSE' means, for any period, the sum, without duplication, of (a) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of the Borrower and the subsidiaries of the Borrower for such period, determined on a consolidated basis in accordance with GAAP, (b) the interest expense of Holdings for such period and (c) all cash dividends paid during such period with respect to preferred Equity Interests issued after the date hereof in respect of which cash dividends are payable; PROVIDED that for purposes of calculating the "Consolidated Interest Expense" with respect to Unit Debentures in the financial covenant set forth in Section 6.13, the "Consolidated Interest Expense", for any period, shall include only the cash interest expense paid on Unit Debentures by Holdings, the Borrower and the subsidiaries of the Borrower for such period.

          'CONSOLIDATED NET INCOME' means, for any period, the net income or loss of the Borrower and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded (a) the income of any Person in which any other Person (other than the Borrower or any of its subsidiaries or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its subsidiaries during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a subsidiary of the Borrower or is merged into or consolidated with the Borrower or any subsidiary of the Borrower or the date that such Person's assets are acquired by the Borrower or any subsidiary of the Borrower.

          'CONSOLIDATED NET WORTH' shall mean, on any date, the stockholders' equity of the Borrower on such date, determined on a consolidated basis in accordance with GAAP.

          'EXCESS CASH FLOW' means, for any fiscal year, an amount equal to:

          (a) Consolidated EBITDA for such fiscal year; MINUS

          (b) cash tax payments made by Holdings, the Borrower and subsidiaries of the Borrower during such fiscal year; MINUS

          (c) Consolidated Interest Expense for such fiscal year; MINUS

          (d) (i) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring long-term Indebtedness) and (ii) capital contributions, loans and guaranteed Indebtedness and sale and leaseback transactions made during such fiscal year, in each case permitted by Section 6.08(j); MINUS

          (e) the aggregate principal amount of long-term Indebtedness repaid or prepaid by Holdings, the Borrower and consolidated subsidiaries of the Borrower during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.11(c) (other than any part of such prepayment attributable to gains on asset sales that are included in the calculation of consolidated Net Income for such fiscal year) or (d), and (iii) repayments or prepayments of long-term Indebtedness financed by incurring other long-term Indebtedness; MINUS

          (f) the aggregate amount of investments or other payments required to be made by the Borrower or any of its subsidiaries during such fiscal year pursuant to mandatory capital calls or similar agreements under joint venture, limited liability company or shareholder agreements.

          'TOTAL INDEBTEDNESS' means, as of any date, the sum of (a) the aggregate principal amount of Indebtedness of the Borrower and the subsidiaries of the Borrower outstanding as of such date that would be reflected on a balance sheet of the Borrower prepared as of such date on a consolidated basis in accordance with GAAP, including, without duplication, the aggregate amount of all outstanding Securitization Transactions, and (b) the aggregate principal amount of Indebtedness of Holdings outstanding as of such date."


          (f) Sections 5.01(a) and (b) are hereby replaced with the following:

          "(a) within 105 days after the end of each  fiscal  year of  Holdings,
     (i) for each of Holdings and the Borrower, its audited consolidated balance sheet and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, in each case, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and the consolidated Subsidiaries or the Borrower and its consolidated subsidiaries, as applicable, on a consolidated basis in accordance with GAAP consistently applied, accompanied by a certificate of said accountants stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines), and (ii) for Holdings and its consolidated Subsidiaries other than Mexrail, Grupo TFM and the subsidiaries of Mexrail and Grupo TFM, its unaudited consolidated balance sheet and related statement of income as of the end of and for such year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries other than Mexrail, Grupo TFM and the subsidiaries of Mexrail and Grupo TFM, on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, (i) for each of Holdings and the Borrower, its consolidated balance sheet and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Holdings and the consolidated Subsidiaries or the Borrower and its consolidated subsidiaries, as applicable, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) for Holdings and its consolidated Subsidiaries other than Mexrail, Grupo TFM and the subsidiaries of Mexrail and Grupo TFM, its unaudited consolidated balance sheet and related statement of income as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the
     financial   condition  and  results  of  operations  of  Holdings  and  its consolidated Subsidiaries other than Mexrail, Grupo TFM and the subsidiaries of Mexrail and Grupo TFM, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;"

          (g) Section 6.01(a) of the Credit Agreement is amended by deleting the word "and" at the end of clause (ix), by relettering clause (x) as clause (xi) and by inserting the following immediately after clause (ix):

          "(x) Indebtedness of Kara Sub issued to the seller or an affiliate of the seller in connection with the closing of the Grupo TFM Acquisition; PROVIDED that such Indebtedness is canceled or extinguished as part of such closing; and

          (h) Section 6.08 of the Credit Agreement is amended by deleting the word "and" at the end of clause (k), by relettering clause (l) as clause (n) and by inserting the following immediately after clause (k):

          "(l) Investments in Equity Interests of Grupo TFM acquired as part of the Grupo TFM Acquisition solely for common stock of Holdings and cash representing proceeds of the issuance and sale after the date of the effectiveness of the Second Amendment to this Agreement of common or preferred Equity Interests of Holdings; PROVIDED that any such preferred Equity Interests do not require redemptions or repurchases prior to the Tranche B Maturity Date and the aggregate amount of such preferred Equity Interests shall not be greater than $200,000,000;"

          (m) an Investment in Equity Interests representing 51% of the issued and outstanding capital stock of Mexrail acquired, directly or indirectly, by Holdings for consideration consisting of cash in an amount not greater than $33,000,000; and"

          (i) The heading and text of Section 6.12 of the Credit Agreement are amended to read as follows:

          "OWNERSHIP OF CAYMEX, NAFTA RAIL, GRUPO PARENT AND GRUPO TFM. (a) Prior to the completion of the Grupo TFM Acquisition, neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, permit (i) any Equity Interest in Caymex to be owned by any Person other than the Borrower, (ii) any Equity Interest in NAFTA Rail to be owned by any Person other than Caymex or
(iii) any Equity Interest in Grupo TFM, so long as it is owned directly or indirectly by Holdings, to be owned by any Person other than NAFTA Rail.

          (b) After the completion of the Grupo TFM Acquisition, neither Holdings nor the Borrower will permit (i) any Equity Interest in Grupo Parent to be owned by any Person other than Holdings or (ii) any Equity Interest in Grupo TFM to be owned by any Person other than Grupo Parent or another Loan Party that is a wholly owned subsidiary of Holdings (except that up to 25% of the Equity Interests in Grupo TFM may be owned by TFM, S.A. de C.V., so long as Grupo TFM owns at least 80% of the issued and outstanding Equity Interests in TFM, S.A. de C.V.)."

          (j) All references in Sections 6.13, 6.14 and 6.15 to "Holdings" are replaced with references to "Holdings and the Borrower".

          Section  2.  REPRESENTATIONS,   WARRANTIES  AND  AGREEMENTS.  Each  of
Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

               (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

               (b) Each of Holdings and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

               (c) The execution, delivery and performance by each of Holdings and the Borrower of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and
          (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings or the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings or the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or the Borrower.

               (d) This  Amendment  has been  duly  executed  and  delivered  by
          Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against Holdings and the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

               (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

               (f) At or prior to the completion of the Grupo TFM Acquisition, Holdings and the Borrower will take and cause the Subsidiaries to take all such actions as shall be required or reasonably requested by the Agent to cause the Collateral and Guarantee Requirement to be satisfied after giving effect to such transaction.

          Section 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of April 28, 2003 upon the satisfaction in full of the following conditions precedent (the "AMENDMENT EFFECTIVE DATE"):

               (a) The Agent shall have received the Amendment Fee (as defined below).

               (b) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrower, the Agent and the Required Lenders.

               (c) All legal matters incidental to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore LLP, counsel for the Agent.

               (d)  The  Agent  shall  have  received   such  other   documents,
          instruments and certificates as it or its counsel shall reasonably request.

          Section 4. AMENDMENT FEE. Holdings and the Borrower agree, jointly and severally, to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on April 28, 2003, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.25% of the sum of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

          Section 5. CREDIT AGREEMENT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby. The representations, warranties and agreements set forth in Section 4 of this Amendment shall be deemed for all purposes of the Credit Agreement to be incorporated into Articles III and V, respectively, thereof.

          SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 8. EXPENSES. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                               KANSAS CITY SOUTHERN,

                               by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                               THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                               by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                               JPMORGAN CHASE BANK, individually
                               and as Administrative Agent, Issuing Bank and Swingline Lender,

                               by:
                                       -----------------------------------------
                                       Name:
                                       Title:

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              by:
                                       -----------------------------------------
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                              KANSAS CITY SOUTHERN,

                              by:
                                       /s/ Paul J. Weyandt
                                       ---------------------------------------
                                       Name:  Paul J. Weyandt
                                       Title:   Vice President and Treasurer

                              THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                              by:
                                       /s/ Paul J. Weyandt
                                       ---------------------------------------
                                       Name:  Paul J. Weyandt
                                       Title:    Vice President and Treasurer

                              JPMORGAN CHASE BANK, individually
                              and as Administrative Agent, Issuing Bank and Swingline Lender,

                              by:
                                       -------------------------------------
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                              KANSAS CITY SOUTHERN,

                              by:
                                       ---------------------------------------
                                       Name:
                                       Title:

                              THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                              by:
                                       ---------------------------------------
                                       Name:
                                       Title:

                              JPMORGAN CHASE BANK, individually
                              and as Administrative Agent, Issuing Bank and Swingline Lender,

                              by:
                                     /s/ Robert Anastaslo
                                     -----------------------------------------
                                     Name:    Robert Anastaslo
                                     Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              The Bank of Nova Scotia

                              by:
                                       /s/ V. H. Gibson
                                       ---------------------------------------
                                       Name:    V. Gibson
                                       Title:   Assistant Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               MASTER SENIOR FLOATING RATE TRUST

                               By:
                                        /s/ Joseph Matteo
                                        --------------------------------------
                                        Joseph Matteo
                                        Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Longhorn CDO II, LTD.
                              By: Merrill Lynch Investment Managers, L.P. an Investment Advisor

                              By:
                                       /s/ Joseph Matteo
                                       ---------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               Longhorn CDO (Cayman) LTD.
                               By: Merrill Lynch Investment Managers, L.P. an Investment Advisor

                               by:
                                        /s/ Joseph Matteo
                                        --------------------------------------
                                        Joseph Matteo
                                        Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated, as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                                Name of Institution:

                                by:
                                         /s/ T. Rodney Sirmons
                                         -------------------------------------
                                         Name:  T. Rodney Sirmons
                                         Title:  Manager-Operations

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated, as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               STEIN ROE FLOATING RATE
                               LIMITED LIABILITY COMPANY
                               By:  Columbia Management Advisers, Inc
                               (f/k/a Stein Roe & Farnham Incorporated),
                               As Advisor

                                by:

                                         /s/ Brian W. Good
                                         -------------------------------------
                                         Name:  Brian W. Good
                                         Title:  Sr. Vice President &
                                                 Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated, as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              STEIN ROE FARNHAM CLO I LTD.

                              By:  Columbia Management Advisers, Inc
                              (f/k/a Stein Roe & Farnham Incorporated),
                              As Portfolio Manager

                              by:

                                         /s/ Brian W. Good
                                         -------------------------------------
                                         Name:  Brian W. Good
                                         Title:  Sr. Vice President &
                                         Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                              by:
                                       /s/ J. William Rhodes
                                       --------------------------------------
                                       Name:    J. William Rhodes
                                       Title:   VP

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              K2H CNC LLC

                              by:
                                       /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              K2H Cypress Tree-1 LLC

                              by:
                                       /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              K2H ING-2 LLC

                              by:
                                       /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              K2H Pondview LLC

                              by:
                                       /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               K2H Soleil-2 LLC

                               by:
                                        /s/ Dorian Herrera
                                        ----------------------------------------
                                        Name:    Dorian Herrera
                                        Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              K2H Sterling LLC

                              by:
                                       /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               K2H Waterside LLC

                               by:
                                        /s/ Dorian Herrera
                                        ----------------------------------------
                                        Name:    Dorian Herrera
                                        Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SEQUILS-Glace Bay, Ltd.
                              By Royal Bank of Canada as Collateral Manager

                              by:
                                       /s/ Melissa Marano
                                       -----------------------------------------
                                       Name:    Melissa Marano
                                       Title:   Partner

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Bank One, NA

                              by:
                                       /s/ Christopher C. Cavalani
                                       -----------------------------------------
                                       Name:    Christopher C. Cavalani
                                       Title:   Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              UMB Bank, n.a.

                              by:
                                       /s/ Terry Dierks
                                       -----------------------------------------
                                       Name:    Terry Dierks
                                       Title:   Senior Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Monument Capital Ltd., as Assignee
                              By: Alliance Capital Management L.P., as
                              Investment Manager
                              By: Alliance Capital Management
                              Corporation, as General Partner

                              by:
                                       /s/ Nantha K. Suppiah
                                       -----------------------------------------
                                       Name:    Nantha K. Suppiah
                                       Title:   Assistant Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              The Bank of New York

                              by:
                                       /s/ M. Scott Donaldson
                                       -----------------------------------------
                                       Name:    M. Scott Donaldson
                                       Title:   Assistant Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                               By:  HVB Credit Advisors LLC

                               by:
                                        /s/ Irv Roa
                                        ----------------------------------------
                                        Name:    Irv Roa
                                        Title:   Director

                                        /s/ Elizabeth Tallmadge

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.
                              By:  HVB Credit Advisors LLC

                              by:
                                       /s/ Irv Roa
                                       -----------------------------------------
                                       Name:    Irv Roa
                                       Title:   Director

                                       /s/ Elizabeth Tallmadge

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              EATON VANCE SENIOR INCOME TRUST
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OXFORD STRATEGIC INCOME FUND
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              EATON VANCE CDO III, LTD.
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              EATON VANCE CDO IV, LTD.
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              CONSTANTINUS EATON VANCE CDO V, LTD
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              BIG SKY SENIOR LOAN FUND, LTD.
                              BY: EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research
                              as Investment Advisor

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              GRAYSON & CO
                              BY: BOSTON MANAGEMENT AND RESEARCH
                              AS INVESTMENT ADVISOR

                              by:
                                       /s/ Barbara Campbell
                                       -----------------------------------------
                                       Name:    Barbara Campbell
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Venture II CDO 2002, Limited
                              By its investment advisor, Barclays
                              Bank PLC, New York Branch

                              by:
                                       /s/ Kenneth Ostmann
                                       -----------------------------------------
                                       Name:    Kenneth Ostmann
                                       Title:   Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SEQUILS - PILGRIM I, LTD
                              By: ING Investments, LLC
                              as its investment manager

                              by:
                                       /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:    Brian S. Horton
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              ML CLO XV PILGRIM AMERICA
                              (CAYMAN) LTD.
                              By: ING Investments, LLC
                              as its investment manager

                              by:
                                       /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:    Brian S. Horton
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              ML CLO XX PILGRIM AMERICA
                              (CAYMAN) LTD.
                              By: ING Investments, LLC
                              as its investment manager

                              by:
                                       /s/ Brian S. Horton
                                       -----------------------------------------
                                       Name:    Brian S. Horton
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Harris Trust and Savings Bank

                              by:
                                       /s/ George M. Dluhy
                                       -----------------------------------------
                                       Name:    George M. Dluhy
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SIMSBURY CLO. LIMITED
                              By:  David L. Babson & Company Inc.
                              under delegation authority
                              from Massachusetts Mutual Life Insurance Company as Collateral Manager

                              by:
                                       /s/ Russell D. Morrison
                                       -----------------------------------------
                                       Name:    Russell D. Morrison
                                       Title:   Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              MAPLEWOOD (CAYMAN) LIMITED
                              By:  David L. Babson & Company Inc.
                              under delegation authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                              by:
                                       /s/ Russell D. Morrison
                                       -----------------------------------------
                                       Name:    Russell D. Morrison
                                       Title:   Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SAAR HOLDINGS CDO, LIMITED
                              By:  David L. Babson & Company
                              Inc. under delegated authority from
                              Massachusetts Mutual Life Insurance Company as Collateral Manager

                              by:
                                       /s/ Russell D. Morrison
                                       -----------------------------------------
                                       Name:    Russell D. Morrison
                                       Title:   Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                              By:  David L. Babson & Company Inc.
                              as Investment Adviser

                              by:
                                       /s/ Russell D. Morrison
                                       -----------------------------------------
                                       Name:    Russell D. Morrison
                                       Title:   Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              ALLSTATE LIFE INSURANCE COMPANY

                              by:
                                       /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                       Name:    Jerry D. Zinkula
                                       Title:   Authorized Signatory

                              BY:
                                       /s/ Carol L. Kiel
                                       -----------------------------------------
                                       Name:    Carol L. Kiel
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              AIMCO CDO Series 2000-A

                              by:
                                       /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                       Name:    Jerry D. Zinkula
                                       Title:   Authorized Signatory

                              BY:
                                       /s/ Carol L. Kiel
                                       -----------------------------------------
                                       Name:    Carol L. Kiel
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              WINGED FOOT FUNDING TRUST

                              by:
                                       /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Centurion CDO II, Ltd.
                              By: American Express Asset Management
                              Group, Inc. as Collateral Manager

                              by:
                                       /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Sequils - Centurion V, Ltd.
                              By: American Express Asset Management
                              Group, Inc. as Collateral Manager

                              by:
                                       /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Centurion CDO VI, Ltd.
                              By: American Express Asset Management
                              Group, Inc. as Collateral Manager

                              by:
                                       /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              American Express Certificate Company
                              By: American Express Asset Management Group, Inc. as Collateral Manager

                              by:
                                       /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              IDS Life Insurance Company
                              By: American Express Asset Management Group, Inc. as Collateral Manager

                              by:
                                       /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              LaSalle Bank NA

                              by:
                                       /s/ Robert W. Hart
                                       -----------------------------------------
                                       Name:    Robert W. Hart
                                       Title:   First Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Fidelity Advisor Series II:  Fidelity
                              Advisor Floating Rate High Income Fund

                              by:
                                       /s/ Mark Osterheld
                                       -----------------------------------------
                                       Name:    Mark Osterheld
                                       Title:   Assistant Treasurer

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              AMMC CDO I, LIMITED
                              By:  American Money Management Corp.,
                              as Collateral Manager

                              by:
                                       /s/ David P. Meyer
                                       -----------------------------------------
                                       Name:    David P. Meyer
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              U.S. Bank, National Association

                              by:
                                       /s/ John P. Mills
                                       -----------------------------------------
                                       Name:    John P. Mills
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              AERIES FINANCE-II LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Sub-Managing Agent

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              AVALON CAPITAL LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Portfolio Advisor

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              AVOLON CAPITAL LTD. 2
                              By: INVESCO Senior Secured Management, Inc.
                              As Portfolio Advisor

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              CERES II FINANCE LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Sub-Managing Agent (Financial)

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              CHARTER VIEW PORTFOLIO
                              By: INVESCO Senior Secured Management, Inc.
                              As Investment Advisor

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              DIVERSIFIED CREDIT PORTFOLIO LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Investment Adviser

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              INVESCO CBO 2000-1 LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Portfolio Advisor

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SEQUILS-LIBERTY, LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Collateral Manager

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              SARATOGA CLO I, LIMITED
                              By: INVESCO Senior Secured Management, Inc.
                              As Asset Manager

                              by:
                                       /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name:    Gregory Stoeckle
                                       Title:   Authorized Signatory

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Galaxy CLO 1999-1, Ltd.

                              by:
                                       /s/ W. Jeffrey Baxter
                                       -----------------------------------------
                                       Name:    W. Jeffrey Baxter
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OLYMPIC FUNDING TRUST, SERIES 1999-1

                              by:
                                       /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name:    Diana M. Himes
                                       Title:   Authorized Agent

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Franklin CLO II, Limited

                              by:
                                       /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                               Name of Institution:

                               Franklin CLO I, Limited

                               by:
                                        /s/ Richard D'Addario
                                        ----------------------------------------
                                        Name:    Richard D'Addario
                                        Title:   Senior Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Franklin CLO III, Limited

                              by:
                                       /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Franklin CLO IV, Limited

                              by:
                                       /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Franklin Floating Rate Master Series

                              by:
                                       /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OCTAGON INVESTMENT PARTNERS IV, LTD.
                              By:  Octagon Credit Investors, LLC
                              as collateral manager

                              by:
                                       /s/ Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:    Michael B. Nechamkin
                                       Title:   Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OCTAGON INVESTMENT PARTNERS V, LTD.
                              By:  Octagon Credit Investors, LLC
                              as Portfolio Manager

                              by:
                                       /s/ Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:    Michael B. Nechamkin
                                       Title:   Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OCTAGON INVESTMENT PARTNERS III, LTD.
                              By:  Octagon Credit Investors, LLC
                              as Portfolio Manager

                              by:
                                       /s/ Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:    Michael B. Nechamkin
                                       Title:   Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              OCTAGON INVESTMENT PARTNERS II, LLC
                              By:  Octagon Credit Investors, LLC
                              as sub-investment manager

                              by:
                                       /s/ Michael B. Nechamkin
                                      ------------------------------------------
                                       Name:    Michael B. Nechamkin
                                       Title:   Portfolio Manager

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              THE CITGROUP/EQUIPMENT FINANCING, INC.

                              by:
                                       /s/ Katie J. Saunders
                                       -----------------------------------------
                                       Name:    Katie J. Saunders
                                       Title:   Senior Credit Analyst

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              THE INTERNATIONAL COMMERCIAL
                              BANK OF CHINA, CHICAGO BRANCH
                              by:
                                       /s/ Kwei-Lin Ho
                                       -----------------------------------------
                                       Name:    Kewi-Lin Ho
                                       Title:   VP & General Manger

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              TORONTO DOMINION (NEW YORK), INC.

                              by:
                                       /s/ Stacey Malek
                                       -----------------------------------------
                                       Name:    Stacey Malek
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              JPMorgan Chase Bank

                              by:
                                       /s/ Robert Anastasio
                                       -----------------------------------------
                                       Name:    Robert Anastasio
                                       Title:   Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              PINEHURST TRADING, INC.

                              by:
                                       /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name:    Diana M. Himes
                                       Title:   Assistant Vice President

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              by:
                                       /s/ Jeffrey H. Fishman
                                       -----------------------------------------
                                       Name:    Jeffrey H. Fishman
                                       Title:   VP, Credit Administration
                                                Diamond Lease (U.S.A.), Inc.

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Institution:

                              Hytron Financial Corp.

                              by:
                                       /s/ Anne E. Sullivan
                                       -----------------------------------------
                                       Name:    Anne E. Sullivan
                                       Title:   Mgr., Credit & Operations

                              Signature Page to Second Amendment dated as of April 28, 2003 to the to the Amended and Restated Credit Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders party thereto and JPMorgan Chase Bank

                              Name of Lender:

                              The Siam Commercial Bank PCL, Singapore Branch

                              by:
                                       /s/ Nattapong Samit-Ampaipisarn
                                       -----------------------------------------
                                       Name:    Nattapong Samit-Ampaipisarn
                                       Title:   SVP & General Manager

                              by:

                                       /s/ Ronald Tay
                                       -----------------------------------------
                                       Name:  Ronald Tay
                                       Title:  Head of Corporate & Institutional
                                               Banking